Loans Due From Third Parties	12 Months Ended
Jun. 30, 2021
Loans Due From Third Party [Abstract]
LOANS DUE FROM THIRD PARTIES
9.	LOANS DUE FROM THIRD PARTIES

As of June 30, 2021 and 2020, the Company’s loans due from third parties was as following:

	June 30, 2021	June 30, 2020
Sichuan Senmiao Ronglian Technology Co, Ltd. (“Senmiao Ronglian”) (a)	$278,740	$2,222,191
Qingdao Gangganghao Technology Co., Ltd. (b)	3,623,076	-
Qingdao Honghuanglv Media Co., Ltd. (b)	619,329	-
Qingdao Xiaohuangbei Technology Co., Ltd. (b)	4,722,386	-
Qingdao Dabutong Network Technology Co., Ltd. (b)	3,337,140	-
Hunan Peiyuan Media Co., Ltd. (b)	3,000,000	-
Li Xian (b)	1,000,000	-
Lu Hongwen (b)	714,027	-
	$17,294,698	$2,222,191

(a)	The Company purchased short-term investments of $1,148,930 in April 2019, and acquired short-term investments of $1,177,653 from the acquisition of 39Pu, both of which were investments in Senmiao Ronglian, which was a variable interest entity of Senmiao Technology Ltd, a US listed company, and operated peer-to-peer marketplace. In October 2019, Senmiao Ronglian disposed of the peer-to-peer marketplace, and the Company’s short-term investments became a loan due from Sichuan Ronglian as of June 30, 2021 and 2020. The Company assessed the payment ability of Senmiao Ronglian and did not provide allowance against the balance as of June 30, 2021 and 2020.

(b)	During March 31, 2021 through June 15, 2021, the Company entered into certain loan agreements of approximately $16.7 million with seven customers for which the Company planned to provide blockchain business. The loans bear fixed interest rates were 6.7% per annum, and all matured on December 30, 2021. For the years ended June 30, 2021 and 2020, the Company accrued interest income of $79,889 and $nil for these loans.